                                   EXHIBIT 4.2

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------



                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of January 23, 1997


                                      Among


                      CHANCELLOR RADIO BROADCASTING COMPANY
                                    as Issuer

                                       and

                            BT SECURITIES CORPORATION
                     CREDIT SUISSE FIRST BOSTON CORPORATION
                              GOLDMAN, SACHS & CO.
                        NATIONSBANC CAPITAL MARKETS, INC.
                                SMITH BARNEY INC.
                              as Initial Purchasers





     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                       --




                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement (the "Agreement") is
                                                        ---------
     dated as of January 23, 1997, among Chancellor Radio Broadcasting Company, a Delaware corporation (the "Company"), and BT Securities
                                           -------
     Corporation, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., NationsBanc Capital Markets, Inc. and Smith Barney Inc. (individually, an "Initial Purchaser"; together, the "Initial
                        -----------------                  -------
     Purchasers").
     ----------
               This Agreement is entered into in connection with the Purchase Agreement, dated as of January 17, 1997, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides
                                      ------------------
     for the issuance and sale by the Company to the Initial Purchasers of the Company's 12% Exchangeable Preferred Stock, par value $.01 per share (the "Exchangeable Preferred Stock"). In order to induce the
                 ----------------------------
     Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Exchangeable Preferred Stock under the Purchase Agreement.

               The parties hereby agree as follows:

     1.   Definitions
          -----------
               As used in this Agreement, the following terms shall have the following meanings:

               Additional Dividends:  See Section 4 hereof.
               --------------------
               Advice:  See Section 5 hereof.
               ------
               Agreement:  See the introductory paragraphs hereto.
               ---------
               Applicable Period:  See Section 2 hereof.
               -----------------
               Certificate of Designation:  The Certificate of Designation
               --------------------------
     governing the Exchangeable Preferred Stock as filed with the Secretary of State of the State of Delaware, as amended from time to time.

                                       --

               Certificate Shares:  See Section 10 hereof.
               ------------------
               Closing Date:  The Closing Date as defined in the Purchase
               ------------
     Agreement.

               Company:  See the introductory paragraphs hereto.
               -------
               Depositary:  The Depository Trust Company until a successor
               ----------
     is appointed by the Company and the Transfer Agent.

               Effectiveness Date:  The 180th day after the Issue Date.
               ------------------
               Effectiveness Period:  See Section 3 hereof.
               --------------------
               Event Date:  See Section 4 hereof.
               ----------
               Exchange Act:  The Securities Exchange Act of 1934, as
               ------------
     amended, and the rules and regulations of the SEC promulgated thereunder.

               Exchange Preferred Stock:  See Section 2 hereof.
               ------------------------
               Exchange Offer:  See Section 2 hereof.
               --------------
               Exchange Registration Statement:  See Section 2 hereof.
               -------------------------------
               Filing Date:  Within 90 days after the Issue Date.
               -----------
               Global Certificate:  See Section 10 hereof.
               ------------------
               Holder:  Any holder of shares of Registrable Preferred
               ------
     Stock.

               Indemnified Person:  See Section 7(c) hereof.
               ------------------
               Indemnifying Person:  See Section 7(c) hereof.
               -------------------
               Initial Purchaser:  See the introductory paragraphs hereto.
               -----------------
               Initial Purchasers:  See the introductory paragraphs hereto.
               ------------------
               Initial Shelf Registration:  See Section 3(a) hereof.
               --------------------------
               Inspectors:  See Section 5(n) hereof.
               ----------

                                       --

               Issue Date: The date on which the original Exchangeable
               ----------
     Preferred Stock was issued and sold to the Initial Purchasers pursuant to the Purchase Agreement.

               NASD:  See Section 5(r) hereof.
               ----
               Participant:  See Section 7(a) hereof.
               -----------
               Participating Broker-Dealer:  See Section 2 hereof.
               ---------------------------
               Person:  An individual, partnership, corporation, limited
               ------
     liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

               Private Exchange:  See Section 2 hereof.
               ----------------
               Private Exchange Certificate:  See Section 2 hereof.
               ----------------------------
               Private Exchange Preferred Stock:  See Section 2 hereof.
               --------------------------------
               Prospectus:  The prospectus included in any Registration
               ----------
     Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities
     Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               Purchase Agreement:  See the introductory paragraphs hereto.
               ------------------
               Records:  See Section 5(n) hereof.
               -------
               Registrable Preferred Stock:  Each share of Exchangeable
               ---------------------------
     Preferred Stock upon original issuance thereof and at all times subsequent thereto, each share of Exchange Preferred Stock as to which
     Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and each share of Private Exchange Preferred Stock upon original issuance thereof and at all times subsequent thereto, until in the case of any such shares of Exchangeable Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case

                                       --

     may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Preferred Stock as to which Section 2(c)(v) hereof is applicable, the Exchange Registration Statement) covering such shares of Exchangeable Preferred Stock, Exchange Preferred Stock or such Private Exchange Preferred Stock, as the case may be, have been declared effective by the SEC and such shares of Exchangeable Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such shares of Exchangeable Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, are sold in compliance with Rule 144 or could be sold in compliance with paragraph (k) of such Rule 144, (iii) such shares of Exchangeable Preferred Stock have been exchanged for shares of Exchange Preferred Stock pursuant to an Exchange Offer that may be resold without restriction under state and federal securities laws, or (iv) such shares of Exchangeable Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, cease to be outstanding. For purposes of this Agreement and the registration requirements contained herein, Registrable Preferred Stock shall be deemed to include, and all Registration Statements required to be filed in accordance with the terms of this Agreement shall cover, the Exchange Debentures (as defined in the Purchase Agreement) into which the Exchangeable Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock that is Registrable Preferred Stock is exchangeable.

               Registration Statement:  Any registration statement of the
               ----------------------
     Company, including, but not limited to, the Exchange Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144:  Rule 144 promulgated under the Securities Act, as
               --------
     such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

               Rule 144A:  Rule 144A promulgated under the Securities Act,
               ---------
     as such Rule may be amended from time to time, or any

                                       --

     similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

               Rule 415:  Rule 415 promulgated under the Securities Act, as
               --------
     such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               SEC:  The Securities and Exchange Commission.
               ---
               Securities Act:  The Securities Act of 1933, as amended, and
               --------------
     the rules and regulations of the SEC promulgated thereunder.

               Shelf Notice:  See Section 2 hereof.
               ------------
               Shelf Registration:  See Section 3(b) hereof.
               ------------------
               Subsequent Shelf Registration:  See Section 3(b) hereof.
               -----------------------------
               Transfer Agent.  The Transfer Agent for the Exchangeable
               --------------
     Preferred Stock, the Exchange Preferred Stock and/or the Private Exchange Preferred Stock, as the context may require.

               Underwritten registration or underwritten offering:  A
               --------------------------------------------------
      registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     2.   Exchange Offer
          --------------
               (a) The Company shall file with the SEC no later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all
                                             --------------
     shares of the Exchangeable Preferred Stock for a like number of shares (with a liquidation preference equal to that of the surrendered shares) of another series of exchangeable preferred stock of the Company that will have terms identical in all material respects to the Exchangeable Preferred Stock (the "Exchange Preferred Stock"), except
                                        ------------------------
     that (i) the Exchange Preferred Stock shall have been registered pursuant to an effective Registration Statement under the Securities Act and the certificates therefor shall contain no restrictive legend thereon and (ii) the certificate of designation governing such Exchange Preferred Stock does not need to contain the provisions set forth in the Certificate of Designation concerning Additional Dividends including, without limitation, paragraph (c)(viii) thereof. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall
                            -------------------------------
     comply with all applicable tender offer rules and

                                       --

     regulations under the Exchange Act. The Company agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) con-summate the Exchange Offer on or prior to the 225th day following the Issue Date. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Preferred Stock thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Preferred Stock received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Preferred Stock in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable
               ------- --------
     Preferred Stock that is Private Exchange Preferred Stock and Exchange Preferred Stock held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Preferred Stock (other than Private Exchange Preferred Stock and other than in respect of any Exchange Preferred Stock as to which clause 2(c)(v) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Preferred Stock shall be included in the Exchange Registration Statement.

               (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, that shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Preferred Stock received by such broker-dealer (a "Participating Broker-Dealer") in the Exchange Offer (other than with
      ---------------------------
     respect to any shares of Exchangeable Preferred Stock acquired by them and having, or that is reasonably likely to be determined to have, the status of an

                                       --

     unsold allotment in the initial distribution), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Preferred Stock.

               The Company shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Preferred Stock; provided, however,
                                                      --------  -------
     that such period shall not exceed 180 days after the Exchange Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
      -----------------
               If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any shares of Exchangeable Preferred Stock acquired by them and having, or that is reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Company shall, upon the request of any of the Initial Purchasers simultaneously with the delivery of the Exchange Preferred Stock in the Exchange Offer, issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such shares of Exchangeable
                    ----------------
     Preferred Stock held by the Initial Purchasers exchangeable preferred stock having a liquidation preference equal to that of the surrendered shares of the Exchangeable Preferred Stock and having terms identical in all material respects to the Exchangeable Preferred Stock (the "Private Exchange Preferred Stock"); provided, however, that the
      --------------------------------    --------  -------
     certificate of designation governing such Private Exchange Preferred Stock (the "Private Exchange Certificate") shall provide that
                 ----------------------------
     Additional Dividends with respect thereto shall be paid, if required, through the issuance of additional shares of Private Exchange Preferred Stock. The Private Exchange Preferred Stock shall bear the same CUSIP number as the Exchange Preferred Stock.

               Dividends on the Exchange Preferred Stock and the Private Exchange Preferred Stock will accumulate from the last

                                       --

     dividend payment date on which dividends were paid on the Exchangeable Preferred Stock surrendered in exchange therefor or, if no dividends have been paid (or deemed to have been paid in accordance with the terms of the Certificate of Designation) on the Exchangeable Preferred Stock, from the Issue Date.

               In connection with the Exchange Offer, the Company shall:

               (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

               (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

               (3) permit Holders to withdraw tendered shares of Exchangeable Preferred Stock at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

               (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

               As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

               (1) accept for exchange all shares of Exchangeable Preferred Stock tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

               (2) deliver to the Transfer Agent for cancellation and retirement certificates representing all shares of Exchangeable Preferred Stock so accepted for exchange; and

               (3) cause the Transfer Agent to countersign and deliver promptly to each Holder of shares of Exchangeable Preferred Stock, certificates for the shares of Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, equal in liquidation preference to the shares of Exchangeable Preferred Stock of such Holder so

                                       --

                    accepted for exchange.

               The certificate of designation for the Exchange Preferred Stock and the Private Exchange Certificate, if any, shall each provide that the shares of Exchange Preferred Stock and Private Exchange Preferred Stock shall vote as a class on all matters submitted to them to vote, including, but not limited to, changes in the respective certificates of incorporation and election of directors.

               (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 225 days of the date of original issuance of the Exchangeable Preferred Stock, (iii) any holder of Private Exchange Preferred Stock so requests at any time after the consummation of the Private Exchange, (iv) the Holders of not less than a majority of shares of the Registrable Preferred Stock determine that the interests of the Holders would be adversely affected by consummation of the Exchange Offer, or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Preferred Stock on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), in the case of each of clauses (i) to and including (v) of this sentence, then the Company shall promptly deliver to the Holders written notice thereof (the "Shelf Notice") and
                                                         ------------
     shall file a Shelf Registration pursuant to Section 3 hereof.

     3.   Shelf Registration
          ------------------
               If a Shelf Notice is delivered as contemplated by
     Section 2(c) hereof, then:

               (a)  Shelf Registration.  The Company shall as promptly as
                    ------------------
     reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Preferred Stock (the "Initial Shelf
                                                           -------------
     Registration").  If the Company shall not have yet filed an Exchange
     ------------
     Registration Statement, the Company shall use its best efforts to file with the SEC the Initial Shelf Registration on or prior to the Filing Date. Otherwise, the Company shall use its best efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting

                                       --

     registration of such Registrable Preferred Stock for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Preferred Stock to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

               The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 36 months from the Effectiveness Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all
      --------------------
     the shares of Registrable Preferred Stock covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Preferred Stock has been declared effective under the Securities Act.

               (b)  Subsequent Shelf Registrations.  If the Initial Shelf
                    ------------------------------
     Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Preferred Stock (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration
      -----------------------------
     is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf
                              ------------------
     Registration and any Subsequent Shelf Registration.

               (c)  Supplements and Amendments.  The Company shall promptly
                    --------------------------
     supplement and amend the Shelf Registration if required

                                       --

     by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of shares of the Registrable Preferred Stock covered by such Registration Statement or by any underwriter of such Registrable Preferred Stock.

     4.   Additional Dividends
          --------------------
               The Company and the Initial Purchasers agree that the Holders of Exchangeable Preferred Stock will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional dividends on the Exchangeable Preferred Stock or the Private Exchange Preferred Stock (in either case, "Additional Dividends") under the circumstances and to the
            --------------------
     extent set forth in the Certificate of Designation and the Private Exchange Certificate, respectively. The Company shall notify the Transfer Agent within one business day after each and every date on which an event occurs in respect of which Additional Dividends are required to be paid (an "Event Date"). Any Additional Dividends will
                              ----------
     be payable in accordance with the Certificate of Designation and the Private Exchange Certificate on the next following dividend payment date. The Company agrees to make available to the Transfer Agent certificates representing additional shares of Private Exchange Preferred Stock to be paid as Additional Dividends on or prior to the interest payment date.

     5.   Registration Procedures
          -----------------------
               In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

               (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is
                      --------  -------
     pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under

                                       --

     the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Preferred Stock covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the shares of Registrable Preferred Stock covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

               (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Preferred Stock covered thereby or Participating Broker-Dealers seeking to sell Exchange Preferred Stock not being able to sell such Registrable Preferred Stock or such Exchange Preferred Stock during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this
     Section 5.

               (c)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange

                                       --

     Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, notify the selling Holders of shares of Registrable Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Preferred Stock or resales of Exchange Preferred Stock by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(m) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Preferred Stock or the Exchange Preferred Stock to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose,
     (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in























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                                       --

     the light of the circumstances under which they were made, not misleading and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

               (d)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Preferred Stock or the Exchange Preferred Stock to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

               (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority of shares of the Registrable Preferred Stock being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement.

               (f)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, furnish to each selling Holder of Registrable Preferred Stock and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or






















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                                       --

     Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

               (g)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, deliver to each selling Holder of Registrable Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Preferred Stock or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Preferred Stock covered by, or the sale by Participating Broker-Dealers of the Exchange Preferred Stock pursuant to, such Prospectus and any amendment or supplement thereto.

               (h) Prior to any public offering of Registrable Preferred Stock or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Preferred Stock or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Preferred Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where
                                      --------  -------
     Exchange Preferred Stock held by Participating Broker-Dealers or Registrable Preferred Stock is offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section




















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                                       --

     5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Preferred Stock held by Participating Broker-Dealers or the Registrable Preferred Stock covered by the applicable Registration Statement; provided, however, that the Company
                                        --------  -------
     shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

               (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Preferred Stock and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Registrable Preferred Stock to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such shares of Registrable Preferred Stock to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

               (j) Use its reasonable best efforts to cause the Registrable Preferred Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Preferred Stock, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

               (k)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable





















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                                       --

     Preferred Stock being sold thereunder or to the purchasers of the Exchange Preferred Stock to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (l) Prior to the effective date of the first Registration Statement relating to the Registrable Preferred Stock, (i) provide the Transfer Agent with certificates for the Registrable Preferred Stock in a form eligible for deposit with The Depository Trust Company and
     (ii) provide a CUSIP number for the Registrable Preferred Stock.

               (m) In connection with any underwritten offering of Registrable Preferred Stock pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Preferred Stock and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock, and confirm the same in writing if and when requested;
     (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock and such other matters as may be reasonably requested by the managing underwriter or underwriters;
     (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration

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                                       --

     Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of shares of Registrable Preferred Stock covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

               (n)  If (1) a Shelf Registration is filed pursuant to
     Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, make available for inspection by any selling Holder of such Registrable Preferred Stock being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Preferred Stock, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the
                                                     ----------
     offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise
      -------
     any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
     (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or

                                       --

     proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Registrable Preferred Stock and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

               (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Preferred Stock is sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

               (p) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of shares of Registrable Preferred Stock by Holders to the Company (or to such other Person as directed by the Company) in exchange for shares of Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, the Company shall mark, or cause to be marked, on the certificates representing such shares of Registrable Preferred Stock that such shares of Registrable Preferred Stock are being cancelled in exchange for the Exchange Preferred Stock or the Private Exchange Preferred Stock, as the case may be.

               (q) Cooperate with each seller of Registrable Preferred Stock covered by any Registration Statement and each underwriter, if any, participating in the disposition of such






















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                                       --

     Registrable Preferred Stock and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                    ----
               (r) Provide an indenture trustee for the Exchange Indenture (as defined in the Purchase Agreement) and cause the Exchange Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Preferred Stock; and in connection therewith, cooperate with the trustee under the Exchange Indenture and the Holders of the Registrable Preferred Stock to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Exchange Indenture to be so qualified in a timely manner.

               (s) Use its reasonable best efforts to cause the Registrable Preferred Stock covered by a Registration Statement or the Exchange Preferred Stock, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority of shares of Registrable Preferred Stock covered by such Registration Statement or the Exchange Preferred Stock, as the case may be, or the managing underwriter or underwriters, if any.

               (t) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Preferred Stock and/or Registrable Preferred Stock covered by a Registration Statement contemplated hereby.

               The Company may require each seller of Registrable Preferred Stock as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Preferred Stock as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Preferred Stock of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

               Each Holder of Registrable Preferred Stock and each

                                       --

     Participating Broker-Dealer agrees by acquisition of such Registrable Preferred Stock or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Preferred Stock covered by such Registration Statement or Prospectus or Exchange Preferred Stock to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the
                                                     ------
     Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Preferred Stock covered by such Registration Statement or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

     6.   Registration Expenses
          ---------------------
               (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Preferred Stock or Exchange Preferred Stock and determination of the eligibility of the Registrable Preferred Stock or Exchange Preferred Stock for investment under the laws of such jurisdictions (x) where the holders of Registrable Preferred Stock are located, in the case of the Exchange Preferred Stock, or (y) as provided in Section 5(h) hereof, in the case of Registrable Preferred Stock or Exchange Preferred Stock to be sold by a Participating Broker-Dealer during the Applicable Period)),
     (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Preferred Stock or Exchange Preferred Stock in a




















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




                                       --

     form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority of shares of the Registrable Preferred Stock included in any Registration Statement or sold by any Participating Broker-Dealer as the case may be, (iii) messenger, telephone and delivery expenses,
     (iv) fees and disbursements of counsel for the Company and fees and disbursements of special counsel for the sellers of Registrable Preferred Stock (subject to the provisions of Section 6(b) hereof),
     (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
     (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

               (b) The Company shall reimburse the Holders of the Registrable Preferred Stock being registered in a Shelf Registration for the reasonable fees and disbursements, not to exceed $25,000, of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority of shares of the Registrable Preferred Stock to be included in such Registration Statement and other out-of-pocket expenses of such Holders of Registrable Preferred Stock incurred in connection with the registration and sale of the Registrable Preferred Stock pursuant to the Exchange Offer.

     7.   Indemnification
          ---------------
               (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Preferred Stock and each Participating Broker-Dealer selling Exchange Preferred Stock during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and
                   -----------

                                       --

     against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that
                                                 --------  -------
     the Company will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Preferred Stock or Exchange Preferred Stock that is the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Preferred Stock or Exchange Preferred Stock sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

               (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any






















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                                       --

     Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Preferred Stock or Exchange Preferred Stock giving rise to such obligations.

               (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person
                  ------------------
     against whom such indemnity may be sought (the "Indemnifying Person")
                                                     -------------------
     in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided,
                                                          --------
     however, that the failure to so notify the Indemnifying Person shall
     -------
     not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and to the extent that it did not otherwise learn of such action or claim and such omission results in the forfeiture by the Indemnifying Person of substantial rights and defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless
     (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any

                                       --

     such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority of shares of Registrable Preferred Stock and Exchange Preferred Stock sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its consent if
     (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable
     --------  -------
     for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

               (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person

                                       --

     thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Exchangeable Preferred Stock or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

               (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one
        --- ----
     entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Preferred Stock or Exchange Preferred Stock, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to

                                       --

     contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     8.   Rules 144 and 144A
          ------------------
               The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Preferred Stock, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Preferred Stock remains outstanding, to make available to any Holder or beneficial owner of Registrable Preferred Stock in connection with any sale thereof and any prospective purchaser of such Registrable Preferred Stock from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Preferred Stock pursuant to Rule 144A.

     9.   Underwritten Registrations
          --------------------------
               If any of the Registrable Preferred Stock covered by any Shelf Registration is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority of shares of such Registrable Preferred Stock included in such offering and reasonably acceptable to the Company.

               No Holder of Registrable Preferred Stock may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Preferred Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                                       --

     10.  Registration of Transfers and Exchanges
          ---------------------------------------
               (a)  Transfer and Exchange of Certificated Shares.  When
                    --------------------------------------------
     shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock that are represented by definitive certificates ("Certificated Shares") are presented to the Transfer Agent with a request:

                (i)    to register the transfer of the Certificated Shares;
                       or

                (ii) to exchange such Certificated Shares for an equal number of Certificated Shares,

      the Holders hereby acknowledge that the Transfer Agent shall register the transfer or make the exchange as requested if the requirements under this Section 10(a) hereof for such transactions are met; provided, however, that the Certificated Shares presented or
     --------  -------
     surrendered for registration of transfer or exchange:

                  (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Transfer Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

                  (y) in the case of Registrable Preferred Stock, such shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock be accompanied by the following additional information and documents, as applicable:

                       (A) if such shares are being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit A
                                                          ---------
                            hereto); or

                       (B) if such shares are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act, a "QIB") in
                                                                   ---
                            accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance

                                       --

                            with Rule 144 or Regulation S under the
                            Securities Act, a certification to that effect (in substantially the form of Exhibit A
                                                          ---------
                            hereto); or

                       (C) if such shares are being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit B hereto and an opinion of
                                    ---------
                            counsel and/or other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                       (D)  if such shares are being transferred in
                            reliance on another exemption from the
                            registration  requirements of the Securities
                            Act, a certification to that effect (in
                            substantially the form of Exhibit A hereto) and
                                                      ---------
                            an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

                  (b)  Restrictions on Transfer of Certificated Shares for
                       ---------------------------------------------------
     a Beneficial Interest in Global Shares.  Certificated Shares may not
     --------------------------------------
     be exchanged for a beneficial interest in one or more global certificates representing all shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock held by the Depositary (the "Global Certificates") except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Shares, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Transfer Agent, together with:

                       (A) certification, substantially in the form of Exhibit A hereto, that such Certificated Shares
                            ---------
                            are being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                       (B) written instructions directing the Transfer Agent to make, or to direct the Depositary to make, an endorsement on the Global Certificate to reflect an increase

                                       --

                            in the aggregate number of shares of
                            Exchangeable Preferred Stock or Private
                            Exchange Preferred Stock represented by the Global Certificate,

     then the Transfer Agent shall cancel the certificate representing such Certificated Shares and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock represented by the Global Certificates to be increased accordingly.
     If no Global Certificate is then outstanding, the Company shall issue and the Transfer Agent shall authenticate a new Global Certificate in the appropriate amount.

                  (c)  Transfer and Exchange of Global Certificates.  The
                       --------------------------------------------
     transfer and exchange of Global Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with the procedures of the Depositary therefor.

                  (d)  Transfer of a Beneficial Interest in a Global
                       ---------------------------------------------
     Certificate for Certificated Shares.
     -----------------------------------
                (i) Any person having a beneficial interest in a Global Certificate may upon request exchange such beneficial interest for Certificated Shares. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Certificate and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of Registrable Preferred Stock, the following additional information and documents:

                       (A)  if such beneficial interest is being
                            transferred to the person designated by the
                            Depositary as being the beneficial owner, a
                            certification from such person to that effect (in substantially the form of Exhibit A
                                                          ---------
                            hereto); or

                                       --

                       (B)  if such beneficial interest is being
                            transferred to a QIB in accordance with Rule
                            144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto); or
                                                      ---------
                       (C)  if such beneficial interest is being
                            transferred to an institutional "accredited
                            investor" within the meaning of subparagraphs
                            (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501
                            under the Securities Act, delivery of a
                            Certificate of Transfer in the form of Exhibit
                                                                   -------
                            B hereto and an opinion of counsel and/or other
                            -
                            information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                       (D)  if such beneficial interest is being
                            transferred in reliance on another exemption
                            from the registration requirements of the
                            Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto)
                                                          ---------
                            and an opinion of counsel from the transferee or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act,

                  then the Transfer Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the aggregate number of shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock represented by the Global Certificates to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Transfer Agent will authenticate and deliver to the transferee a certificate representing such Certificated Shares.

                (ii)   Certificated Shares issued in exchange for a

                                       --

                       beneficial interest in a Global Certificate pursuant to this Section 10(d) shall be registered in such names and for such number of shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent in writing. The Transfer Agent shall deliver such Certificated Shares to the persons in whose names such shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock are so registered.

                  (e)  Restrictions on Transfer and Exchange of Global
                       -----------------------------------------------
     Certificates.  A Global Certificate may not be transferred as a whole
     ------------
     except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f)  Authentication of Certificated Shares in Absence of
                       ------------------------------------------------ --
     Depositary.  If at any time:
     ----------
                (i) the Depositary for the shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Certificates and a successor Depositary for the Global Certificates is not appointed by the Company within 90 days after delivery of such notice; or

                (ii) the Company, at its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Shares,

     then the Company will execute, and the Transfer Agent, upon receipt of an Officers' Certificate requesting the authentication and delivery of Certificated Shares, will authenticate and deliver certificates representing Certificated Shares, in an aggregate number equal to the aggregate number of certificates representing Certificated Shares represented by the Global Certificates, in exchange for such Global Certificates.

                  (g)  Legends.
                       -------

                                       --

                (i) Except as permitted by the following paragraph (ii), each Global Certificate and each certificate representing Certificated Shares shall bear a legend substantially in the form attached hereto as Exhibit C.

                (ii) Upon the shares of Private Exchange Preferred Stock ceasing to be Registrable Preferred Stock:

                       (A) in the case of any certificate that represents Certificated Shares, the Transfer Agent shall permit the holder thereof to exchange such certificate for a certificate representing such Certificated Shares that does not bear the first paragraph of the legend referred to above and rescind any related restriction on the transfer; and

                       (B)  any such shares represented by a Global
                            Certificate shall not be subject to the
                            provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 10(c) hereof).

                  (h)  Cancellation and/or Adjustment of a Global
                       ------------------------------------------
     Certificate.  At such time as all beneficial interests in a Global
     -----------
     Certificate have either been exchanged for certificates representing Certificated Shares, redeemed, repurchased or cancelled, such Global Certificates shall be returned to or retained and cancelled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for certificates representing Certificated Shares, redeemed, repurchased or cancelled, the number of shares represented by such Global Certificates shall be reduced and an endorsement shall be made on such Global Certificates, by the Transfer Agent to reflect such reduction.

                  (i)  Obligations with Respect to Transfers and Exchanges
                       ---------------------------------------------------
     of Certificated Shares.
     ----------------------
               (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Transfer Agent's request, and the Transfer Agent shall authenticate certificates representing Certificated Shares and Global Certificates.

                                       --

               (ii) All certificates representing Certificated Shares and Global Certificates issued upon any registration, transfer or exchange of certificates representing Certificated Shares or Global Certificates shall be the valid obligations of the Company, entitled to the same benefits as the shares surrendered upon the registration of transfer or exchange.

               (iii) Prior to due presentment for registration of transfer of any shares of Registrable Preferred Stock, the Transfer Agent and the Company may deem and treat the person in whose name any such shares are registered as the absolute owner of such shares, and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

     11.     Miscellaneous
             -------------
                  (a)  No Inconsistent Agreements.  The Company has not, as
                       --------------------------
     of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Preferred Stock in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggy-back registration rights with respect to a Registration Statement.

                  (b)  Adjustments Affecting Registrable Preferred Stock.
                       -------------------------------------------------
     The Company shall not, directly or indirectly, take any action with respect to the Registrable Preferred Stock as a class that would adversely affect the ability of the Holders of Registrable Preferred Stock to include such Registrable Preferred Stock in a registration undertaken pursuant to this Agreement.

                  (c)  Amendments and Waivers.  The provisions of this
                       ----------------------
     Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority of shares of the then outstanding Registrable Preferred Stock and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority of shares of the Exchange Preferred Stock held by all Participating Broker-Dealers; provided, however,
                                                     --------  -------
     that Section 7 and this

                                       --

     Section 11(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Preferred Stock or Exchange Preferred Stock, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Preferred Stock whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Preferred Stock may be given by Holders of at least a majority of shares of the Registrable Preferred Stock being sold by such Holders pursuant to such Registration Statement; provided, however, that the
                                              --------  -------
     provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d)  Notices.  All notices and other communications
                       -------
     provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                       1. if to a Holder of the Registrable Preferred Stock or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, on the stock books of the Company with a copy in like manner to the Initial Purchasers as follows:

                            BT SECURITIES CORPORATION
                            CREDIT SUISSE FIRST BOSTON CORPORATION
                            GOLDMAN, SACHS & CO.
                            NATIONSBANC CAPITAL MARKETS, INC.
                            SMITH BARNEY INC.
                            c/o  BT Securities Corporation
                                 Bankers Trust Plaza
                                 130 Liberty Street
                                 New York, New York  10006
                                 Facsimile No:  (212) 250-7200
                                 Attention:  Corporate Finance
                                             Department

     with a copy to:

                            Cahill Gordon & Reindel
                            80 Pine Street
                            New York, New York  10005

                                       --

                            Facsimile No:  (212) 269-5420
                            Attention:  William M. Hartnett, Esq.

                       2. if to the Initial Purchasers, at the addresses specified in Section 11(d)(1);

                       3.   if to the Company, at the addresses as follows:

                            Chancellor Radio Broadcasting Company
                            12655 North Central Expressway
                            Suite 405
                            Dallas, Texas  75243
                            Facsimile No: (972) 239-6220
                            Attention:  Jacques Kerrest

     with copies to:

                            Weil, Gotshal & Manges LLP
                            100 Crescent Court
                            Suite 1300
                            Dallas, Texas  75201-6950
                            Facsimile No: (214) 746-7777
                            Attention:  Jeremy W. Dickens, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  (e)  Successors and Assigns.  This Agreement shall inure
                       ----------------------
     to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however,
                                                        --------  -------
      that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Preferred Stock.

                  (f)  Counterparts.  This Agreement may be executed in any
                       ------------
     number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  Headings.  The headings in this Agreement are for
                       --------
     convenience of reference only and shall not limit or

                                       --

     otherwise affect the meaning hereof.

                  (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
                       -------------
     AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (i)  Severability.  If any term, provision, covenant or
                       ------------
     restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j)  Securities Held by the Company or Its Affiliates.
                       ------------------------------------------------
     Whenever the consent or approval of Holders of a specified percentage of shares of Registrable Preferred Stock is required hereunder, shares of Registrable Preferred Stock held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k)  Third Party Beneficiaries.  Holders of Registrable
                       -------------------------
     Preferred Stock and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                  (l)  Entire Agreement.  This Agreement, together with
                       ----------------
     the Purchase Agreement and the Certificate of Designation, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                 CHANCELLOR RADIO BROADCASTING COMPANY


                                      By:  /s/ STEVEN DINETZ
                                         ----------------------------------
                                         Name:  Steven Dinetz
                                         Title: President and Chief
                                                Financial Officer


     BT SECURITIES CORPORATION

     By:  /s/ AUTHORIZED SIGNATORY OF
          BT SECURITIES CORPORATION
        ----------------------------------------

     CREDIT SUISSE FIRST BOSTON CORPORATION

     By:  /s/ AUTHORIZED SIGNATORY OF
          CREDIT SUISSE FIRST BOSTON CORPORATION
        ----------------------------------------

     GOLDMAN, SACHS & CO.

     By:  /s/ AUTHORIZED SIGNATORY OF
          GOLDMAN, SACHS & CO.
        ----------------------------------------

     NATIONSBANC CAPITAL MARKETS, INC.

     By:  /s/ AUTHORIZED SIGNATORY OF
          NATIONSBANC CAPITAL MARKETS, INC.
        ----------------------------------------

     SMITH BARNEY INC.

     By:  /s/ AUTHORIZED SIGNATORY OF
          SMITH BARNEY INC.
        ---------------------------------------------
























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                                                                  EXHIBIT A



     CERTIFICATE TO BE DELIVERED UPON EXCHANGE
     OR REGISTRATION OF TRANSFER OF REGISTRABLE PREFERRED STOCK


     Re: Shares of Exchangeable Preferred Stock and/or Private Exchangeable Preferred Stock
             (the "Shares") of Chancellor Radio Broadcasting
             Company

                  This Certificate relates to ____ Shares held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

     The Transferor:*
           __
           --
             / /  has requested the Transfer Agent by written order to
             --
     deliver in exchange for its beneficial interest in the Global Certificate held by the Depositary one or more certificates in definitive, registered form an aggregate number equal to its beneficial interest in such Global Certificate (or the portion thereof indicated above); or
           __
           --
             / /  has requested the Transfer Agent by written order to
             --
     exchange or register the transfer of one or more certificates representing Shares.

                  In connection with such request and in respect of each such Share, the Transferor does hereby certify that Transferor is familiar with the Registration Rights Agreement relating to the above captioned Shares and the restrictions on transfers thereof as provided in Section 10 of such Registration Rights Agreement, and that the transfer of these Shares does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because*:
           __
           --
             / /  Such Shares are being acquired for the Transferor's own
             --
     account, without transfer (in satisfaction of Section 10 (a)(y)(A) or
     Section 10(d)(i)(A) of the Registration Rights Agreement).
           __
           --
             / /  Such Shares are being transferred to a qualified
             --
     institutional buyer (as defined in Rule 144A under the Securities
     Act), in reliance on Rule 144A or in accordance with Regulation S under the Securities Act.














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           __
           --
             / /  Such Shares are being transferred in accordance with Rule
             --
     144 under the Securities Act.
           __
           --
             / /  Such Shares are being transferred in reliance on and in
             --
     compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A or Rule 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.


                                           ______________________________
                                           [INSERT NAME OF TRANSFEROR]

     By:                                   _________________________

     Date:  _____________
            *Check applicable box.












































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                                                                  EXHIBIT B



                             Certificate of Transfer


     Chancellor Radio Broadcasting Company
     12655 Central Expressway
     Suite 405
     Dallas, Texas  75243


     Ladies and Gentlemen:

                  In connection with our proposed purchase of shares of Exchangeable Preferred Stock or Private Exchange Preferred Stock, each par value $.01 per share (the "Securities"), of Chancellor Radio Broadcasting Company (the "Company"), we confirm that:

                  1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities while they are Registrable Preferred Stock within the meaning of the Registration Rights Agreement to which this certificate is an exhibit only (a) to the Company or any of its subsidiaries, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A, under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2),
     (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor," or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply after the



















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     Securities are no longer Registrable Preferred Stock.  We understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

                  3. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  4. You and your counsel are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                Very truly yours,



                                                ---------------------------
                                                (Name of Purchaser)


                                                By:
                                                   ------------------------
                                                Date:
                                                     ----------------------

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                  Upon transfer the Securities would be registered in the
     name of the new beneficial owner as follows:

     Name:______________________________

     Address:___________________________

     Taxpayer ID Number:________________

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                                                                  EXHIBIT C



                                    [LEGENDS]


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES
     ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO CHANCELLOR RADIO BROADCASTING COMPANY (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS HAD FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRANSFER AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF JANUARY [ ], 1997



















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     AMONG THE COMPANY, BT SECURITIES CORPORATION, CREDIT SUISSE FIRST
     BOSTON CORPORATION, GOLDMAN, SACHS & CO., NATIONSBANC CAPITAL MARKETS, INC. AND SMITH BARNEY INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE REGISTRATION RIGHTS AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE REGISTRATION RIGHTS AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE REGISTRATION RIGHTS AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]<F1>


































     <F1>         This  paragraph  is  to  be  included  only  if  the
     certificate  is in global form.